UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant  ☑                              Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BLUEROCK PRIVATE REAL ESTATE FUND
(Names of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your action is required. Please vote today.
Dear Shareholder:
The enclosed Proxy Statement contains information regarding two proposals (each, a “Proposal,” and together, the “Proposals”) from the Board of Trustees (the “Board”) of the Bluerock Private Real Estate Fund (the “Fund”) to be voted on at the Fund’s annual meeting of shareholders to be held on August 4, 2026, at 10:00 a.m., Eastern Time (the “Annual Meeting”).
The Annual Meeting will be held in a virtual meeting format only, via live webcast for the convenience of our shareholders. We believe the virtual meeting format enhances stockholder access, participation and communication, while reducing costs for both the Fund and its shareholders. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. Shareholders of record may attend the Annual Meeting and vote by visiting the website listed on your proxy card. You will need to provide your control number that is on your proxy card.
To participate in the Annual Meeting, you must request the Annual Meeting credentials by emailing Sodali Fund Solutions LLC (“SFS”), the Fund’s proxy solicitation firm, to assist in the vote tabulation and solicitation at sfs-meetinginfo@sodali.com. Please include your full name and address, your control number found on your enclosed proxy card and your intent to attend the virtual Annual Meeting.  Requests for registration should be received no later than 12:00 p.m., Eastern time, on August 3, 2026.
If you have any questions about the Proposals or how to vote, you may call SFS at: 1-888-685-5149 and a representative will assist you. If you have any questions prior to the Annual Meeting, please call SFS at: 1-888-685-5149. For technical assistance during the Annual Meeting, please contact SFS at: SFS-Info@Sodali.com or call 1-888-685-5149.
At the Annual Meeting, you will be asked to consider and vote on the following proposals:
1.
Election of Trustees.   Elect the two trustee nominees named in the accompanying proxy statement to hold office until the 2029 annual meeting of stockholders and until their successors are duly elected and qualify. See “Proposal 1: Election of Trustees” in the accompanying proxy statement.
2.
Ratification of Independent Auditor.   Ratify the selection of Cohen & Company, Ltd. as our independent registered public accounting firm for the fiscal year ending September 30, 2026. See “Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm” in the accompanying proxy statement.
The Board unanimously recommends that you vote “FOR” each of the Trustee Nominees in Proposal 1 and “FOR” Proposal 2.

Sincerely,

Ramin Kamfar
Chairman of the Board
Bluerock Private Real Estate Fund

YOUR VOTE IS IMPORTANT

The enclosed Proxy Statement describes the voting process for shareholders. Shareholders will be asked to vote on the Proposals at the Annual Meeting, taking place on August 4, 2026, at 10:00 a.m., Eastern Time. Voting today by proxy will save the Fund the cost of future mailings and other communications to solicit shareholder votes.

You have multiple options available to cast your proxy vote:
Online: Go to the website on your proxy card.  Enter your control number and follow the simple instructions.
Phone: Call the toll-free number on your proxy card.  Enter your control number and follow the simple prompts.
Mail: Complete the enclosed proxy card and return it in the postage-paid envelope.

We encourage you to read the enclosed Proxy Statement for more information and we thank you for voting today.
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QUESTIONS AND ANSWERS

This is a brief overview of matters relating to the Annual Meeting of the shareholders of Bluerock Private Real Estate Fund (the “Fund”) to be held on August 4, 2026, at 10:00 a.m., Eastern Time (the “Annual  Meeting”) called by the Fund’s Board of Trustees (the “Board” or “Trustees”). You are encouraged to read the full text of the enclosed Proxy Statement. However, the Board thought it would be helpful to provide brief answers to some questions, including with respect to the various proposals (together, the “Proposals” and each, a “Proposal”) on which shareholders of the Fund will be asked to vote at the Annual Meeting.
Q:  Why am I receiving this Proxy Statement?

A:  The Fund is required to hold an annual meeting of shareholders for the election of certain Trustees. As a shareholder of record on June 15, 2026, you will be asked to vote to approve the Proposals at the Annual Meeting. This Proxy Statement provides you with important information to inform your vote.  We encourage you to read the full text of the enclosed Proxy Statement to obtain a more detailed understanding of the Proposals.
Q:  Is my vote important?

A:  Absolutely, even if you only hold a few shares. Your vote is very important and can make a difference in the governance and management of your Fund. While the Board has carefully reviewed the Proposals and unanimously recommends them, the Proposals cannot go forward without the approval of shareholders. The Fund may continue to contact shareholders asking them to vote until it is certain that a quorum will be reached.
Q:  What are the Proposals?

A:  At the Annual Meeting, shareholders are being asked to re-elect I. Bobby Majumder and Romano Tio to serve as Trustees of the Fund (Proposal 1) and to ratify the selection of Cohen & Company, Ltd, as the Fund’s independent registered public accountant for the fiscal year ending September 30, 2026 (Proposal 2).
Q:  Who will pay for the proxy solicitation and related legal costs?

A:  The costs of preparing and mailing the proxy statement and soliciting proxies will be borne by the Fund.
Q: Do I have appraisal or dissenters’ rights?

A: No. There are no appraisal or dissenters’ rights associated with the Proposals.

Q: Why am I being asked to elect Trustees at the Annual Meeting?

A: As a shareholder, you are being asked to vote to re-elect each of I. Bobby Majumder and Romano Tio to continue to serve as Trustees of the Fund.  Messrs. Majumder and Tio are Class I Trustees, with terms ending as of the later of the date of the Annual Meeting or until his successor is elected and qualifies.  The Board recommends re-electing Messrs. Majumder and Tio to serve an additional 3-year term, ending at the Fund’s 2029 annual meeting.

The Board currently consists of six Trustees — I. Bobby Majumder, Romano Tio, Kamal Jafarnia, Ramin Kamfar, Ryan MacDonald, and S. Sori Farsheed — four of whom (Messrs. Majumder, Tio and Jafarnia
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and Ms. Farsheed) are Trustees who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940 (the “1940 Act”) (“Independent Trustees”). Shareholders have previously elected each of Messrs. Majumder and Tio as Class I Trustees, with terms ending at the 2026 annual meeting; Mr. Kamfar and Ms. Farsheed as Class II Trustees, with terms ending at the 2027 annual meeting; and Messrs. MacDonald and Jafarnia as Class III Trustees, with terms ending at the 2028 annual meeting.

I. Bobby Majumder and Romano Tio are standing for re-election as Class I Trustees. Each Class I Trustee elected at the meeting will serve until the later of the date of the Fund’s 2029 annual meeting or until his successor is elected and qualifies, or until his earlier death, resignation, retirement or removal.

Each of the Trustee Nominees has consented to being named in this Proxy Statement and to serve as a Trustee if elected.  See biographies for the Trustee Nominees at “Trustee Nominee Qualifications.”

Q: Will anyone contact me?

A: You may receive a call from representatives of Sodali Fund Solutions (“SFS”), the proxy solicitor hired by the Fund, to verify that you received your proxy materials, to answer any questions you may have about the Proposals, and to encourage you to vote your proxy.

Q: What votes are needed to approve the Proposals?

A: An affirmative vote of a plurality of all votes is required for the approval of Proposal 1. Under the plurality vote standard, Trustee positions are filled by nominees who receive the largest number of votes until all vacancies are filled. A majority of the Shares present in person or represented by proxy and entitled to vote at the Annual Meeting shall constitute a quorum at such meeting. Abstentions will not be counted as Shares voted with respect to this proposal, but they will count toward the establishment of a quorum. The New York Stock Exchange ("NYSE") considers the Trustee election proposal to be a routine matter, and therefore a broker may use its discretionary power to vote on that Proposal.

Under our bylaws, the affirmative vote of a majority of Shares present in person or by proxy at a Shareholders’ meeting at which a quorum is present is required to approve Proposal 2. A majority of the Shares present in person or represented by proxy and entitled to vote at the Annual Meeting shall constitute a quorum at such meeting. Abstentions will not be counted as Shares voted with respect to this proposal, but they will count toward the establishment of a quorum. The NYSE considers the auditor ratification proposal to be a routine matter, and therefore a broker may use its discretionary power to vote on that Proposal.
Q: How does the Board recommend that I vote?

A: After careful consideration of the Proposals and all available alternatives, the Board, including all of the Independent Trustees, unanimously recommends that shareholders vote “FOR” each Trustee Nominee in Proposal 1 and “FOR” Proposal 2.
Q: What is the deadline for submitting my vote?

A:  We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the Proposals.  Unless you attend the Annual Meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by the Fund by 11:59 p.m. Eastern Time on August 3, 2026.
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Q: Whom should I call if I have questions?

A: If you have any questions about the proxy material or about how to vote, you may call SFS at: 1-888-685-5149 and a representative will assist you. If you have any questions prior to the Annual Meeting, please call SFS at: 1-888-685-5149. For technical assistance during the Annual Meeting, please contact SFS at: SFS-Info@Sodali.com or call 1-888-685-5149. If you have questions about the Fund, please call the Fund’s toll-free phone number 844-819-8287.

Q: How do I participate in the Annual Meeting?

A: To participate in the Annual Meeting, you must request the Annual Meeting credentials by emailing sfs-meetinginfo@sodali.com. Please include your full name and address, your control number found on your enclosed proxy card and your intent to attend the virtual Annual Meeting.  Requests for registration should be received no later than 12:00 p.m., Eastern time, on August 3, 2026.

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Bluerock Private Real Estate Fund
919 Third Avenue, 40th Floor
New York, NY 10022

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held August 4, 2026 at 10:00 a.m., Eastern Time (the “Meeting”)

Dear Shareholders:
The Board of Trustees of Bluerock Private Real Estate Fund (the “Fund”), a closed-end fund listed on the New York Stock Exchange and organized as a Delaware statutory trust, will hold an annual meeting of the shareholders of the Fund on August 4, 2026, via live webcast, at 10:00 a.m., Eastern Time, for the following purposes:
1.
To approve the election of each of I. Bobby Majumder and Romano Tio (each a “Trustee Nominee”) to serve as a Trustee of the Fund.
2.
To approve the ratification of the selection of Cohen & Company, Ltd. as our independent registered public accounting firm for the fiscal year ending September 30, 2026.

The Board unanimously recommends that you vote FOR each Trustee Nominee in Proposal 1, and FOR the ratification of the selection of Cohen & Company, Ltd. as our independent registered public accounting firm for the fiscal year ending September 30, 2026 in Proposal 2.

Shareholders of record at the close of business on June 15, 2026, are entitled to notice of, and to vote at, the Annual Meeting of shareholders and any adjournment or postponement thereof. All of the Proposals affect all classes of the Fund.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on August 4, 2026.

A copy of the Notice of the Annual Meeting of Shareholders, the Proxy Statement and Annual Meeting Proxy Voting Ballots are available at https://proxyvotinginfo.com/p/bpre2026.

By Order of the Board of Trustees

Jason Emala, Secretary
June 30, 2026

YOUR VOTE IS IMPORTANT

To assure your representation at the Annual Meeting of shareholders, please complete the enclosed Annual Meeting proxies and return them promptly in the accompanying envelope, by calling the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the Annual Meeting. If you plan to attend the Annual Meeting and your shares are held through an intermediary, please have proof of ownership available. If you attend the Annual Meeting, you may vote your shares, thereby revoking any prior votes.

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Bluerock Private Real Estate Fund
919 Third Avenue, 40th Floor
New York, NY 10022

PROXY STATEMENT
_______________________

ANNUAL MEETING OF SHAREHOLDERS
To Be Held on August 4, 2026
______________________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Bluerock Private Real Estate Fund (the “Fund”) on behalf of the Fund, for use at the Annual Meeting of Shareholders of the Fund. The annual meeting is to be held via live webcast, on August 4, 2026, at 10:00 a.m., Eastern Time (the “Annual Meeting”), and at any adjournment or postponement thereof. The Notice of the Annual Meeting, Proxy Statement and accompanying form of proxies will be mailed to shareholders on or about June 30, 2026.
At the Annual Meeting, shareholders will be asked to approve the following proposals:

1.
To approve the election of each of I. Bobby Majumder and Romano Tio (each a “Trustee Nominee”) to serve as a Trustee of the Fund.
2.
To approve the ratification of the selection of Cohen & Company, Ltd. as our independent registered public accounting firm for the fiscal year ending September 30, 2026.

The Board unanimously recommends that you vote “FOR” each Trustee Nominee in Proposal 1, and FOR the ratification of the selection of Cohen & Company, Ltd. as our independent registered public accounting firm for the fiscal year ending September 30, 2026 in Proposal 2.

Only shareholders of record at the close of business on June 15, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. All of the Proposals affect all classes of the Fund.

A copy of the Fund’s most recent annual and semi-annual reports, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 919 Third Avenue, 40th Floor, New York, NY 10022 or by calling 844-819-8287. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements:

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, or other future events. You can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to such statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our business, results of operations, and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties, and other factors. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

PROPOSAL 1: TO APPROVE THE ELECTION OF EACH OF I. BOBBY MAJUMDER AND ROMANO TIO TO SERVE AS A TRUSTEE OF THE FUND.

The Board unanimously recommends that the shareholders of the Fund re-elect each of I. Bobby Majumder and Romano Tio to serve as a Trustee on the Board.

Background

The Board currently consists of six individuals (I. Bobby Majumder, Romano Tio, Ramin Kamfar, S. Sori Farsheed, Ryan MacDonald and Kamal Jafarnia), four of whom (Messrs. Majumder, Tio and Jafarnia and Ms. Farsheed) are not “interested persons” (as defined under the 1940 Act) of the Fund, the Fund’s investment advisor (the “Advisor”), any sub-advisor, or distributor (“Independent Trustees”).

I. Bobby Majumder and Romano Tio are standing for re-election as Class I Trustees. Each Class I Trustee elected at the Annual Meeting will serve for a three (3) year term that expires on the date of the Fund’s 2029 annual meeting, or special meeting in lieu thereof at which Trustees are elected, following the meeting at which such succeeding Trustees were elected, or until his earlier death, resignation, retirement or removal.

Each Trustee Nominee has indicated that he is willing and able to serve or continue to serve on the Board, and the Board has no reason to believe that any Trustee Nominee will be unavailable to serve as Trustee. If any Trustee Nominee becomes unavailable to serve for any reason, the persons named as proxies will vote for such other nominees nominated by the Nominating and Governance Committee. Under the Fund’s Amended and Restated Declaration of Trust (the “Amended and Restated Declaration of Trust”) and Second Amended and Restated By-Laws (the “Amended and Restated By-Laws”), each Trustee duly elected shall hold office until the expiration of his or her term and his or her successor shall have been elected at a meeting of shareholders called for the purpose of electing Trustees and shall have qualified, with certain exceptions.

Trustee Nominee Qualifications

The Nominating and Governance Committee of the Board is responsible for identifying, evaluating and recommending candidates for service on the Board. In assessing potential Trustee candidates, the Nominating and Governance Committee reviews such candidates’ experience, qualifications, attributes and skills, taking a variety of factors into account.  Trustees selected to serve on the Board are expected to be individuals of the highest character and integrity and are expected to demonstrate, among other characteristics, an ability to think and act independently, the capacity to work in a collegial manner with others, and notable or significant achievement and are expected to possess senior-level business, management or regulatory experience that would benefit the Fund.  In addition to considering whether an individual Trustee candidate meets the Committee’s established criteria, the Nominating and Governance Committee may also consider the current composition of the Board and the interplay of a candidate’s individual experiences, lifestyle, education, skills, economic circumstances, background and other qualities and attributes with those of the other Board members.  The following is a brief summary of the information that led to the conclusion that each Trustee Nominee should serve as a Trustee:

Independent Trustees/Nominees

Mr. Majumder.  Mr. Majumder is a partner at the law firm of FBT Gibbons. Mr. Majumder specializes in corporate and securities transactions with an emphasis on the representation of underwriters, placement agents and issuers in both public and private offerings, private investment in public equity (PIPE) transactions and venture capital and private equity funds. Prior to FBT Gibbons, Mr. Majumder was a partner at the law firm of Reed Smith from May 2019 to September 2021, where he served as the Managing Partner of the firm’s Dallas office and firmwide Co-Chair of the firm’s India practice. Prior to Reed Smith, Mr. Majumder was a partner at the law firm of Perkins Coie from March 2013 to May 2019. Prior to Perkins Coie, Mr. Majumder was a partner in the law firm of K&L Gates from May 2005 to March 2013. From January 2000 to April 2005, Mr. Majumder was a partner at the law firm of Gardere Wynne Sewell. Mr. Majumder served as an independent director on the Board of Directors of Bluerock Residential Growth REIT, a publicly traded REIT listed on the NYSE American ("BRG"), from 2009 until its sale in 2022. Mr. Majumder also has served as an independent Trustee on the Board of Trustees of Bluerock High Income Institutional Credit Fund and an independent director on the Board of Directors of Bluerock Homes Trust, Inc., since 2022. Since April 2025, Mr. Majumder has also served on the Board of Directors of Fatpipe, Inc. (Nasdaq: FATN). He is an active member of the Park Cities Rotary Club, a charter member of the Dallas Chapter of The Indus Entrepreneurs and an Associate Board member of the Cox School of Business at Southern Methodist University. Mr. Majumder is NACD Directorship Certified®. Mr. Majumder received a J.D. from Washington and Lee University School of Law, and a B.A. from Trinity University.

Mr. Tio.  Mr. Tio co-founded 888 Capital Management, LLC, in February 2025, which focuses on acquiring, developing and operating residential properties. Mr. Tio served as Senior Managing Director of Greystone, a commercial real estate finance and investment firm, from March 2021 to March 2023. From June 2017 to March 2021, Mr. Tio served as Senior Managing Director at Ackman- Ziff, an institutional real estate capital advisory firm. From May 2009 to June 2017, Mr. Tio served as Managing Director of RM Capital Management LLC, a boutique real estate investment and advisory firm. From January 2008 to May 2009, Mr. Tio served as a Managing Director and co-head of the commercial real estate efforts of HCP Real Estate Investors, LLC, an affiliate of Harbinger Capital Partners Funds, a $10+ billion private investment firm specializing in event/distressed strategies. From August 2003 until December 2007, Mr. Tio was a Managing Director at Carlton Group Ltd., a boutique real estate investment banking firm where he was involved in over $2.5 billion worth of commercial real estate transactions. Earlier in his career, Mr. Tio was involved in real estate investment, financing, sales and brokerage for 25 years.  Mr. Tio served as an independent director on the Board of Directors of Bluerock Residential Growth REIT, a publicly traded REIT listed on the NYSE American ("BRG"), from 2009 until its sale in 2022. Mr. Tio also has served as an independent Trustee on the Board of Trustees of Bluerock High Income Institutional Credit Fund and an independent director on the Board of Directors of Bluerock Homes Trust, Inc., since 2022. Mr. Tio received a B.S. degree in Biochemistry from Hofstra University.

Mr. Jafarnia. Mr. Jafarnia currently serves as Chief Legal Officer and General Counsel for Vise. Prior to Vise, Mr. Jafarnia served as General Counsel and Co-Founder for Opto Investments, Inc. from January 2021 until December 2024. Prior to Opto, Mr. Jafarnia served as General Counsel and Chief Compliance Officer at Artivest Holdings, Inc. from 2018 until 2021, and as Chief Compliance Officer for the Altegris KKR Commitments Fund. Prior to Artivest, Mr. Jafarnia served as Managing Director for Legal and Business Development at Provasi Capital Partners LP. Prior to that, from October 2014 to December 2017, he served as Senior Vice President of W.P. Carey Inc. (NYSE: WPC), as well as Senior Vice President and Chief Compliance Officer of Carey Credit Advisors, Inc. and as Chief Compliance Officer and General Counsel of Carey Financial, LLC. Prior to joining W. P. Carey Inc., Mr. Jafarnia served as Counsel to two American Lawyer Global 100 law firms in New York. From March 2014 to October 2014, Mr. Jafarnia served as Counsel in the REIT practice group at the law firm of Greenberg Traurig, LLP. From August 2012 to March 2014, Mr. Jafarnia served as Counsel in the Financial Services & Products Group and was a member of the REIT practice group of Alston & Bird, LLP. Between 2004 and 2012, Mr. Jafarnia served as a senior executive, in-house counsel, and Chief Compliance Officer for several alternative investment program sponsors, including, among others, American Realty Capital, a real estate investment program sponsor, and its affiliated broker-dealer, Realty Capital Securities, LLC. In addition, Mr. Jafarnia has served as a non-executive independent member of the board of directors for three publicly traded companies: 1) Ashford Hospitality Trust, Inc. (NYSE: AHT) from January 2013 to January 2024; 2) Bluerock Residential Growth REIT, Inc. (NYSE American: BRG) from June 2019 to October 2022; and 3) Bluerock Homes Trust, Inc. (NYSE American: BHM) since October 2022.  Mr. Jafarnia also has served as an independent Trustee on the Board of Trustees of Bluerock High Income Institutional Credit Fund since 2022. Mr. Jafarnia received an LL.M. in Securities and Financial Regulation from Georgetown University

Law Center, a J.D. degree from Temple University, and a B.A. degree in Economics and Government from the University of Texas at Austin.

Ms. Farsheed. Ms. Farsheed currently serves as an Independent Trustee of the Bluerock High Income Institutional Credit Fund, a closed-end interval fund managed by the Advisor. Ms. Farsheed contributes over 30 years of experience in the financial services industry in a variety of senior-level business development and relationship management roles. She has extensive experience in developing distribution strategy across the independent broker-dealer, bank and wirehouse channels for a broad array of alternative investment products as well as exchange-traded funds, exchange-traded notes, structured products, interval funds and mutual funds. Most recently, from June 2022 until May 2023, Ms. Farsheed was the Managing Director, Head of Distribution for iCap Equity, a financial services firm. Prior to iCap Equity, Ms. Farsheed served as the Executive Director of Strategic Partnerships at the Institute for Portfolio Alternatives (IPA) where she cultivated partnerships with large institutional investors and private equity firms. Prior to IPA, Ms. Farsheed was an Executive Vice President, Head of Business Development at AXIO Financial, Inc., a third-party distribution firm, where she built distribution channels for asset management firms. Prior to joining AXIO, from March 2012 to February 2018, Ms. Farsheed worked at Bluerock Capital Markets, LLC where her most recent role was serving as Executive Vice President, Head of Relationship Management. Ms. Farsheed earned her B.S. in Marketing from San Francisco State University. She currently holds FINRA Series 7 and Series 63 securities licenses.

Interested Trustees

Mr. MacDonald. Mr. MacDonald has served as a member of the Investment Committee of the Advisor since January 2018. Mr. MacDonald currently serves as Chief Investment Officer for Bluerock and certain of its affiliates. Mr. MacDonald also currently serves as Co-Chairman of IQHQ, Inc. and on the board of directors for the Townsend Group. Mr. MacDonald served in a variety of senior capacities for BRG, including Chief Investment Officer from 2020 until its sale. Since joining Bluerock in 2008, Mr. MacDonald has been responsible for sourcing, underwriting, structuring, financing and closing of all of Bluerock’s real estate investments and dispositions. To date with Bluerock, Mr. MacDonald has been involved with real estate transactions with an aggregate value of approximately $11 billion. Prior to joining Bluerock, Mr. MacDonald was an Investment Analyst for PNC Realty Investors. Mr. MacDonald received a B.A. in Economics from the University of Maryland, College Park.  Mr. MacDonald is considered an interested Trustee under Section 2(a)(19) of the 1940 Act.

Mr. Kamfar.  Mr. Kamfar has served as a member of the Investment Committee and as Chairman of the Advisor since the inception of the Advisor in 2012. In addition, Mr. Kamfar is the founder of and serves as the Chairman and Chief Executive Officer of Bluerock, since its founding in October 2002. Mr. Kamfar served as Chairman and CEO of Bluerock Residential Growth REIT, a publicly traded REIT listed on the NYSE American (“BRG”), from its founding in 2008 until its sale in 2022. Mr. Kamfar currently serves as Chairman and CEO of Bluerock Homes Trust, a publicly traded REIT listed on the NYSE American (“BHM”) since its spin-off from BRG in 2022, as well as Chairman of the Board of Trustees of Bluerock High Income Institutional Credit Fund since 2022. Mr. Kamfar started his career as an investment banker at Lehman Brothers Inc. in 1988, and has 30 years of experience in various aspects of real estate, mergers and acquisitions, private equity investing, investment banking, and public and private financings. Mr. Kamfar received an M.B.A. degree with distinction in Finance in 1988 from The Wharton School of the University of Pennsylvania and a B.S. degree with distinction in Finance in 1985 from the University of Maryland, College Park. Mr. Kamfar is considered an interested Trustee under Section 2(a)(19) of the 1940 Act.

Information about the Board

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Fund is managed under the direction of the Board in accordance with the Fund’s Governing Documents, each as amended from time to time, which have been filed with the Securities and Exchange Commission (“SEC”) and are available upon request. The Board currently consists of six individuals, four of whom are Independent Trustees. Pursuant to the Governing Documents of the Fund, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Financial Officer.  The Board retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Fund’s purposes. The Trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Fund is led by Mr. Ramin Kamfar, who has served as the Chairman of the Board since the Fund was organized in 2012. Additionally, under certain 1940 Act governance guidelines that apply to the Fund, the Independent Trustees will meet in executive session, at least quarterly. Under the Fund’s Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Fund policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Fund believes that its Chairman, the chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Fund and each shareholder.

Board Risk Oversight

The Board is comprised of six Trustees, four of whom are Independent Trustees, with a standing independent Audit Committee with a separate chair, and a standing independent Nominating and Governance Committee.

The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Fund’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. The Nominating and Governance Committee considers and evaluates the structure, composition and operation of the Board, including any committees, evaluates and recommends individuals to serve on the Board, and considers and makes recommendations relating to the compensation of the Independent Trustees. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information. During the fiscal year ended September 30, 2025, there were six Board meetings, three meetings of the Fund’s Audit Committee, and two of the Nominating and Governance Committee. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.  The Fund does not currently have a formal policy regarding Trustees’ attendance at annual shareholders’ meetings. The Fund did not hold an annual meeting at which Trustees were elected during its last fiscal year.

Following is a list of the Trustees and executive officers of the Fund and their principal occupations over the last five years. Unless otherwise noted, the address of each Trustee and Officer is c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

Independent Trustees/Nominees

Name, Year of Birth	Position/Class/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
I. Bobby Majumder, 1968	Trustee Nominee, Trustee Since 2012/ Class I/2026	Partner, FBT Gibbons, LLP (September 2021 – Present); Partner, Reed Smith LLP (May 2019 – August 2021); Partner, Perkins Coie LLP (2013 – May 2019).	2	Bluerock Residential Growth REIT, Inc. (2009 – 2022); Bluerock High Income Institutional Credit Fund (2022 – Present); Bluerock Homes Trust, Inc. (2022 – Present).
Romano Tio, 1960	Trustee Nominee, Trustee Since 2012/ Class I/ 2026	Co-Founder 888 Capital Management, LLC (residential real estate company) (February 2025- Present); Senior Managing Director, Greystone (real estate lending, investment and advisory company) (2021 – 2023); Senior Managing Director, Ackman-Ziff Real Estate Capital Advisors (2017 – 2021).	2	Bluerock Residential Growth REIT, Inc. (2009 – 2022); Bluerock High Income Institutional Credit Fund (2022 – Present); Bluerock Homes Trust, Inc. (2022 – Present).
Kamal Jafarnia, 1966	Trustee Since 2021 Class III/ 2028	Chief Legal Officer and General Counsel for Vise (2025 – Present); General Counsel for Opto Investments, Inc. (fintech and investment management firm) (2021 – 2024); General Counsel and CCO for Artivest Holdings and Altegris Investment Management (fintech enablement platform) (2018 – 2021).	2	Ashford Hospitality Trust, Inc. (2013– 2024); Bluerock Residential Growth REIT, Inc. (2019 – 2022); Bluerock High Income Institutional Credit Fund (2022 – Present); Bluerock Homes Trust, Inc. (2022 – Present).

S. Sori Farsheed, 1956	Trustee Since 2025/ Class II/2027	Managing Director, Head of Distribution, iCap Equity (financial services company) (June 2022 – May 2023); Executive Director of Strategic Partnerships, Institute for Portfolio Alternatives (financial services company) (January 2020 – November 2020); Executive Vice President, Head of Business Development, AXIO Financial, Inc. (financial services company) (May 2018 – August 2019).	2	Bluerock High Income Institutional Credit Fund (2022 – Present)

Interested Trustees/Nominees and Officers

Name, Year of Birth	Position/Class/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Ramin Kamfar, 1963	Trustee Since 2012/ Class II/ 2027	Chairman, Bluerock Real Estate, LLC (2002 – Present); Chairman, Bluerock Fund Advisor, LLC (2012 – Present); and Bluerock Asset Management, LLC (2018 – Present).	2	Bluerock Residential Growth REIT (2008 – 2022); Bluerock High Income Institutional Credit Fund (2021 – Present); Bluerock Homes Trust, Inc. (2022 – Present).
Ryan MacDonald, 1983	Trustee Since 2025/ Class III/ 2028	Chief Investment Officer for Bluerock Real Estate and various related entities (2021 – Present); Chief Acquisitions Officer for Bluerock Real Estate and various related entities (2017-Present).	1	None
Jordan Ruddy, 1963	President Since 2013	Chief Operating Officer, Bluerock Real Estate, LLC (2002 – Present); President, Bluerock Fund Advisor, LLC (2013 – Present); President, Bluerock High Income Institutional Credit Fund (2022 – Present); President, Bluerock Credit Fund Advisor, LLC (2022 – Present).	n/a	n/a
Jason Emala, 1978	Secretary Since 2018	General Counsel/Chief Legal Officer/Chief Compliance Officer of the Advisor and various Bluerock entities (2018 – Present).	n/a	n/a
Lucas Foss, 1977	Chief Compliance Officer Since 2022	Vice President and Deputy Chief Compliance Officer, ALPS (November 2017- present); CCO of X- Square Balanced Fund, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds; Clough Funds Trust; SPDR® S&P500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust, ALPS Series Trust, 1WS Credit Income Fund and Bluerock High Income Institutional Credit Fund.	n/a	n/a

*	The term of office for each Trustee/Nominee listed above will continue until the expiration of his or her term and his or her successor shall have been elected at a meeting of Shareholders called for the purpose of electing Trustees and shall have qualified, with certain exceptions. The term of office for each officer listed above will continue indefinitely.

**	The Fund Complex currently includes the Fund and Bluerock High Income Institutional Credit Fund.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of each Trustee that is not an “interested person” of the Fund within the meaning of the 1940 Act (Messrs. Majumder, Tio and Jafarnia and Ms. Farsheed). The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Fund’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter, a copy of which is available online at https://bluerock.com/bluerock-private-real-estate-fund/investor-relations/.

Nominating and Governance Committee

The Board has a Nominating and Governance Committee that consists of each Trustee that is not an “interested person” of the Fund within the meaning of the 1940 Act (Messrs. Majumder, Tio and Jafarnia and Ms. Farsheed). The Nominating and Governance Committee’s responsibilities include: (i) nominating individuals to serve as both Independent Trustees and interested Trustees; (ii) establishing and maintaining guidelines for selecting candidates for election to the Board; (iii) reviewing periodically the size and composition of the Board as a whole; (iv) evaluating annually the operations of the Board and its committees and assisting the Board in conducting its annual self-evaluation; (v) reviewing, as necessary, the responsibilities of any committees of the Board; (vi) reviewing Trustee compensation annually; and (vii) reviewing periodically the Board’s, and all Board committee’s corporate governance policies and practices and recommends, as it deems appropriate, any changes to the Board. The Nominating and Governance Committee operates pursuant to a Nominating and Governance Committee Charter, a copy of which is available online at https://bluerock.com/bluerock-private-real-estate-fund/investor-relations/.

Trustee Candidate Nomination Process

The Nominating and Governance Committee makes recommendations of individuals to serve as both Independent and interested Trustees of the Fund Board, subject to the approval of the Board. When the Board has or expects to have a vacancy, the Nominating and Governance Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustee. The Nominating and Governance Committee may consider candidates identified by the Trustees, the Fund’s Advisor, as well as shareholders, as part of this process. To the extent necessary, the Nominating and Governance Committee may use a third-party search firm to assist with the identification of qualified candidates. As part of its evaluation process, the Nominating and Governance Committee takes into account certain considerations including a candidate’s character and integrity, ability to think and act independently and work in a collegial manner, financial literacy, relevant professional experience, ability to devote sufficient time to service as a Trustee and potential conflicts of interest.

The Nominating and Governance Committee takes diversity into account, among other factors, in its consideration of new nominees for the Board. The Nominating and Governance Committee may amend its procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating and Governance Committee.

Ownership of Fund Shares

The following table indicates the dollar range of equity securities that each Trustee and Trustee Nominee beneficially owned in the Fund as of December 31, 2025.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
I. Bobby Majumder	$50,001–$100,000	$50,001–$100,000
Ramin Kamfar^	Over $100,000	Over $100,000
Romano Tio	$50,001–$100,000	$50,001–$100,000
Kamal Jafarnia	$50,001–$100,000	$50,001–$100,000
S. Sori Farsheed	$50,001 -$100,000	$50,001–$100,000
Ryan MacDonald	$0-$10,000	$0-$10,000

*	The “family of investment companies” includes the Fund and Bluerock High Income Institutional Credit Fund.
^	Includes Mr. Kamfar’s interests through entities associated with Mr. Kamfar.

Compensation

Each Trustee who is not affiliated with the Fund or the Advisor receives an annual fee of $60,000, paid quarterly, of which $40,000 is paid in cash and the remaining $20,000 is paid in the equivalent amount of the Fund shares, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers receive compensation from the Fund.

The table below details the amount of compensation the Trustees earned during the Fund’s fiscal year ended September 30, 2025. The Fund does not have a bonus, profit sharing, pension, or retirement plan.

Name and Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Trustees
Interested Trustees
Ryan MacDonald	$0	None	None	$0
Ramin Kamfar*	$0	None	None	$0
Independent Trustees
I. Bobby Majumder	$60,000	None	None	$60,000
Romano Tio	$60,000	None	None	$60,000
Kamal Jafarnia	$60,000	None	None	$60,000
S. Sori Farsheed	$60,000	None	None	$60,000

*	Mr. Kamfar and Mr. MacDonald are interested and do not receive compensation from the trust as a Trustee.

The Board unanimously recommends that shareholders of the Fund vote “FOR” each Trustee Nominee.
OPERATION OF THE FUND
The Fund is a closed-end fund organized as a Delaware statutory trust on May 25, 2012. The Fund’s principal executive office is located at 919 Third Avenue, 40th Floor, New York, NY 10022, and its telephone number is 212-843-1601. The Board supervises the business activities of the Fund. Like other funds, the Fund retains various organizations to perform specialized services. The Fund has retained Bluerock Fund Advisor, LLC (the “Advisor”), located at 919 Third Avenue, 40th Fl., New York, NY 10022, a registered advisor under the Investment Advisers Act of 1940, as the Fund’s investment advisor under an investment advisory agreement. ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as administrator and accounting agent for the Fund. SS&C Global Investor & Distribution Solutions, Inc., located at 1055 Broadway, Kansas City, MO 64121-9445, service as the Fund’s transfer agent. UMB Bank, N.A, with principal offices at 1010 Grand Boulevard, Kansas City, Missouri 64106, serves as custodian for the securities and cash of the Fund’s portfolio.
THE PROXY
The Board solicits proxies so that each shareholder has the opportunity to vote on the Proposals to be considered at the Annual Meeting. A proxy for voting your shares at the Annual Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the respective Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted “FOR” the Trustee Nominees in Proposal 1 and “FOR” Proposal 2, and at the discretion of the holders of the proxy on any other matter that may come before the Annual Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke a proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the Secretary of the Fund revoking the proxy, or (iii) attending and voting in person at the respective Meeting.
VOTING SECURITIES AND VOTING

As of the Record Date, the following number of shares of beneficial interest of the Fund were issued and outstanding:

Common Shares	143,044,372.357

All shareholders of record of the Fund on the Record Date are entitled to vote at the Annual Meeting on any Proposal. The classes of the Fund are voting together on the Proposals. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held (if any), on any matter submitted to a vote at the Annual Meeting. There are no dissenters’ rights of appraisal in connection with any shareholder vote to be taken at the Annual Meeting.

Approval of Proposal 1 requires the affirmative vote of a plurality of all votes at the Annual Meeting. Under this plurality standard, Trustee positions are filled by nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled. All nominees receiving a plurality of votes cast will be elected. Under a plurality vote, the candidates that receive the highest number of votes, even if they receive less than a majority of the votes cast, will be elected. Because the nominees are running unopposed, both nominees are expected to be elected as Trustees. As all nominees who receive votes in favor will be elected, votes against and to withhold will have no effect on the election outcome. A majority of the Shares present in person or represented by proxy and entitled to vote at the Annual Meeting shall constitute a quorum at such meeting. Abstentions will not be counted as Shares voted with respect to this proposal, but they will count toward the establishment of a quorum. The New York Stock Exchange ("NYSE") considers the Trustee election proposal to be a routine matter, and therefore a broker may use its discretionary power to vote on that Proposal.

Approval of Proposal 2 under our bylaws requires the affirmative vote of a majority of Shares present in person or by proxy at a Shareholders’ meeting at which a quorum is present. A majority of the Shares present in person or represented by proxy and entitled to vote at the Annual Meeting shall constitute a quorum at such meeting. Abstentions will not be counted as Shares voted with respect to this proposal, but they will count toward the establishment of a quorum. The appointed proxies will vote your shares as you instruct, unless you submit your proxy without instructions. The NYSE considers the auditor ratification proposal to be a routine matter, and therefore a broker may use its discretionary power to vote on that Proposal.
The Annual Meeting may be adjourned by the Board of Trustees or the chair of the Annual Meeting one or more times for any reason, including the failure of a quorum to be present at the meeting with respect to any proposal or the failure of any proposal to receive sufficient votes for approval. At any adjourned Annual Meeting, the Fund may transact any business which might have been transacted at the original Annual Meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

There were no Trustees or officers of the Fund who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As a group, the Trustees and officers of the Fund owned less than 1% of the outstanding shares of the Fund as of the Record Date. Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.
As of the Record Date, the Trustee Nominees and officers owned the following shares of the Fund:
Title of class	Name of beneficial owner	Amount and nature of beneficial ownership	Percent of class
Common Shares	I. Bobby Majumder	4,185.442	0.0%
Common Shares	Romano Tio	4,185.442	0.0%
Common Shares	Kamal Jafarnia	3,509.735	0.0%
Common Shares	Ramin Kamfar	36,813.000	0.0%
Common Shares	Ryan MacDonald	190.000	0.0%
Common Shares	S. Sori Farsheed	3,248.940	0.0%
Common Shares	Jordan Ruddy	17,223.285	0.0%
Common Shares	Jason Emala	6,481.000	0.0%
Common Shares	Lucas Foss	0	0.0%

A principal shareholder is any person who owns (beneficially) more than 5% of the outstanding shares of a fund. Based on SEC filings, the Fund is not aware of shareholder groups that were the beneficial owner of more than 5% of the outstanding shares of the Fund prior to the Record Date.

SHAREHOLDER PROPOSALS AND COMMUNICATION WITH THE BOARD

The Fund has not received any shareholder proposals to be considered for presentation at the Annual Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Shareholders of the Fund who wish to communicate with Trustees (or to the Trustees who are not interested persons of the Fund, as a group) should send communications to the attention of Jason Emala, Secretary, Bluerock Private Real Estate Fund, 919 Third Avenue, 40th Floor, New York, NY 10022. All communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to all Trustees.

Persons nominated by shareholders for election as Trustees of the Trust and any other proposals by shareholders shall be properly brought before the 2027 annual meeting only if notice of any such matter be delivered to the Fund’s offices, at 919 Third Avenue, 40th Floor, New York, NY 10022, Attention: Secretary, no earlier than April 6, 2027, and no later than the close of business on May 6, 2027.

Shareholder proposals submitted under Rule 14a-8 for inclusion in the Fund’s proxy statement for the 2027 annual meeting must be received on or before March 2, 2027.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Fund has engaged Sodali Fund Solutions (“SFS”), a proxy solicitation firm, to assist in the vote tabulation and solicitation. The estimated fees anticipated to be paid to SFS for tabulation and solicitation services are expected to be approximately $35,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of the Annual Meeting, Annual Meeting proxy, and any additional materials relating to the Annual Meeting and the cost of soliciting proxies will be borne by the Fund. In addition to solicitation by mail, the Fund will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Fund will reimburse them for their expenses. Certain officers of the Fund and the Advisor may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any compensation.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934 and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Board and officers, the Advisor, certain persons affiliated with the Advisor, and persons who own beneficially, directly or indirectly, more than 10% of the Fund’s outstanding interests (collectively, the “Section 16 reporting persons”), file initial reports of beneficial ownership and reports of changes in beneficial ownership of the Fund and the SEC. Section 16 reporting persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they filed with respect to shares of the Fund.

Delinquent Section 16(a) Reports

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during the fiscal year ended September 30, 2025, all such Section 16(a) form filing requirements were met with respect to the Fund.

PROPOSAL 2
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANT
The Board selected Cohen & Company, Ltd. (“Cohen”), located at 1835 Market St., Suite 310, Philadelphia, PA 19103, to serve as the Fund’s independent registered public accounting firm (auditor) for the fiscal year ending September 30, 2026. Cohen provides audit services and review of certain documents to be filed with the SEC. A representative of Cohen is expected to attend the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions. The Audit Committee has discussed with Cohen the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. After review and discussion with Cohen, pursuant to authority delegated by the Board, the Audit Committee approved the Fund’s audited financial statements for the fiscal year ended September 30, 2025 for inclusion in the Fund’s annual report to shareholders. The Audit Committee pre-approves all audit engagements of the Fund’s independent registered public accounting firm and, when appropriate, any non-audit services (including audit-related, tax and all other services). One hundred percent of the audit fees presented below were pre-approved. Zero percent of the audit-related and tax fee services below were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. The Audit Committee pre-approves non-audit engagements of Fund’s independent registered public accounting firm, subject to the following de minimis exception. Pre-approval for a service provided to the Fund other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5 percent of the total amount of revenues paid by the Fund to the auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit. The Audit Committee also pre-approves any non-audit services proposed to be provided by the independent registered public accounting firm to (a) the Advisor and (b) any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund, if the auditor’s engagement with the Advisor or any such control persons relates directly to the operations and financial reporting of the Fund. This pre-approval is also subject to a de minimis exception, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the auditor by the Fund and any other entity that has its services approved under this policy (i.e., the Advisor or any entity controlling, controlled by, or under common control with the Advisor).
The fee information in the table below is presented under the following captions:
●
Audit Fees—fees related to the audit and review of the financial statements included in the annual report and registration statement, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.
●
Audit-Related Fees—fees related to assurance and related services that are reasonably associated with the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.
●
Tax Fees—fees associated with tax compliance and/or tax preparation, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under “Tax Fees” relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relate to tax advice, tax planning or tax consulting.
●
All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees
2025	$62,500	$2,500	$5,000	$0	$5,000
2024	$127,500	$2,500	$5,000	$0	$5,000

The aggregate non-audit fees billed by the Fund’s auditor for services rendered to the Fund, and rendered to the Fund’s Advisor (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund were $0 for the fiscal years ended September 30, 2024 and September 30, 2025.  The Fund’s Audit Committee has considered whether the provision of non-audit services to the Fund’s Advisor (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the auditor’s independence.

At the Annual Meeting, you and the other stockholders will vote for, against or abstain from voting to ratify the selection of Cohen as our independent registered public accounting firm for the fiscal year ending September 30, 2026.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE SELECTION OF COHEN & COMPANY, LTD. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2026.

OTHER FUND INFORMATION

Application of Control Share Provisions. When the Fund converted to a listed closed-end fund on December 16, 2025, the Fund became automatically subject to newly enacted control share acquisition provisions within the Delaware Statutory Trust Act (the “Control Share Provisions”). In general, the Control Share Provisions limit the ability of holders of “control beneficial interests” to vote their shares of a fund above various threshold levels that start at 10% unless the other shareholders of such fund vote to reinstate those rights. “Control beneficial interests” are aggregated to include the holdings of related parties and shares acquired before the effective date of the Control Share Provisions. A fund’s board of trustees may exempt acquisitions from the application of the Control Share Provisions.

The Control Share Provisions require shareholders to disclose any control share acquisition to the Fund within 10 days of such acquisition and, upon request, to provide any related information that the Fund’s Board reasonably believes is necessary or desirable.

Application of Ownership Limitations. In 2025, Fund shareholders approved amendments to the Fund’s Amended and Restated Declaration of Trust to incorporate limitations on ownership of the Fund, such that within the first twelve months of the Fund’s shares being listed on the NYSE, no shareholder may obtain more than 4.9% of the Fund, and thereafter, no shareholder may obtain more than 9.9% of the Fund (together, the “Ownership Limitations”). The Fund was listed on the NYSE on December 16, 2025. Until December 16, 2026, no person shall attempt to purchase or acquire in any manner whatsoever, whether voluntarily or involuntarily, by operation of law or otherwise, any Fund shares, or any option, warrant or other right to purchase or acquire Fund shares or any securities convertible into or exchangeable for Fund shares or any interest in any other entity that directly, indirectly or constructively owns any Shares (any such purchase or acquisition being an “Acquisition”), in each case, whether of record, beneficially, by operation of law or otherwise and such Acquisition shall cause such Acquiring Person to become a beneficial owner (within the meaning of Section 13 of the Exchange Act) of greater than 4.9% of Fund shares. Thereafter, no person shall attempt to purchase or acquire in any manner whatsoever, whether voluntarily or involuntarily, by operation of law or otherwise, any Fund shares, or any option, warrant or other right to purchase or acquire Fund shares or any securities convertible into or exchangeable for Fund shares or any interest in any other entity that directly, indirectly or constructively owns any Shares (any such purchase or acquisition being an “Acquisition”), in each case, whether of record, beneficially, by operation of law or otherwise and such Acquisition shall cause such Acquiring Person to become a beneficial owner (within the meaning of Section 13 of the Exchange Act) of greater than 9.9% of Fund shares.

The Ownership Limitations do not retroactively apply to acquisitions of shares that occurred prior to the Fund becoming a listed closed-end fund. However, such shares will be aggregated with any shares acquired thereafter for purposes of determining whether the Ownership Limitations are exceeded.

The Ownership Limitations are designed to protect long-term shareholders in the first twelve months after the Fund is listed on the NYSE when the Fund may trade at a substantial discount to net asset value as shareholders take advantage of newly-available secondary market liquidity and before the Advisor has had the opportunity to fully implement its business plan in connection with the conversion. Following this initial period, the Ownership Limitations are intended to limit the concentration of Fund shareholdings among persons who would be an “affiliated person” (as defined in the 1940 Act) by virtue of their shareholdings.

OTHER MATTERS

The Board knows of no other matters to be presented at the Annual Meeting other than as set forth above. If any other matters properly come before the Annual Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Fund may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Fund at 844-819-8287, or write the Fund at 919 Third Avenue, 40th Floor, New York, NY 10022.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on August 4, 2026

A copy of the Notice of the Annual Meeting of Shareholders, the Proxy Statement and Proxy Voting Ballots are available at https://proxyvotinginfo.com/p/bpre2026.

BY ORDER OF THE BOARD OF TRUSTEES

Jason Emala, Secretary

Dated: June 30, 2026

The Annual Meeting will be conducted in virtual format only.

To participate in the Annual Meeting, you must request the Annual Meeting credentials by emailing sfs-meetinginfo@sodali.com. Please include your full name and address, your control number found on your enclosed proxy card and your intent to attend the virtual Annual Meeting.  Requests for registration should be received no later than 12:00 p.m., Eastern time, on August 3, 2026.

If you have any questions about the proxy material or about how to vote, you may call SFS at: 1-888-685-5149 and a representative will assist you. If you have any questions prior to the Annual Meeting, please call SFS at: 1-888-685-5149. For technical assistance during the Annual Meeting, please contact SFS at: SFS-Info@Sodali.com or call 1-888-685-5149. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

PLEASE DATE AND SIGN EACH ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE, OR VOTE YOUR SHARES ONLINE AT THE WEBSITE LISTED.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE OF EACH ENCLOSED PROXY FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO VOTE PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders:
A copy of the Proxy Statement is available at: https://proxyvotinginfo.com/p/bpre2026.

BPRE BLUEROCK PRIVATE REAL ESTATE FUND

*PO Box 211230, Eagan, MN 55121-9984*

**VOTE ONLINE**

1. Read the proxy statement.
2. Go to: **www.proxyvotenow.com/bpre**
3. Follow the simple instructions.

**VOTE BY PHONE**

1. Read the proxy statement and have the proxy card at hand.
2. Call toll-free **855-461-6860**
3. Follow the simple instructions.

**VOTE BY MAIL**

1. Read the proxy statement.
2. Check the appropriate box on the reverse side of the proxy card.
3. Sign, date, and return the proxy card in the envelope provided.

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## BLUEROCK PRIVATE REAL ESTATE FUND
## PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 4, 2026
## THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned revoking previous proxies, hereby appoint(s) Jordan Ruddy and Jason Emala, with full power of substitution in each, as proxies to vote all the shares of beneficial interest of Bluerock Private Real Estate Fund (the "Fund"), which the undersigned are entitled to vote at the Annual Meeting of Shareholders to be held via live webcast for the convenience of shareholders, at 10:00 a.m., Eastern Time, and at any adjournment(s) of the Meeting, in accordance with the instructions on this proxy.

Note that this Meeting is limited to shareholders of the Fund. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated June 30, 2026 is hereby acknowledged. If not revoked, signed, but not voted, this proxy shall be voted for the proposals included in the Proxy Statement.

**CONTROL NUMBER** [ ]

**AUTHORIZED SIGNATURE(S)**
**This section must be completed for your vote to be counted.**

[ ]

Signature(s) and Title(s), if applicable    Sign in the box above

Date ______________________________

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

100402-BlueRock

5378639v.2

**Important Notice Regarding the Availability of Proxy Materials for this Meeting to Be Held on August 4, 2026**

**The Proxy Statement for this meeting is available at: https://proxyvotinginfo.com/p/bpre2026**

## EVERY SHAREHOLDER'S VOTE IS IMPORTANT

## *PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY*

## YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED

**PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE**

↓ **Please detach at perforation before mailing.** ↓

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**SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE.**
**THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) EACH PROPOSAL IF NO SPECIFICATIONS ARE MADE BELOW.**

**TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS:** ☒

| | | FOR ALL | WITHHOLD ALL | FOR ALL EXCEPT* |
|---|---|---|---|---|
| **1.** | To elect two director nominees to hold office until the 2029 annual meeting of stockholders and until their successors are duly elected and qualify. | ☐ | ☐ | ☐ |

(1) I. Bobby Majumder
(2) Romano Tio

*To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee(s) number on the line below.

______________________________________________

**PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY INTERNET OR PHONE. IF YOU VOTE BY INTERNET OR PHONE, YOU DO NOT NEED TO RETURN THIS CARD.**

5378639v.2